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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 28, 2003

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)


 3103 Philmont Avenue, Huntingdon Valley, PA               19006
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 (Address of Principal Executive Offices)                (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).    Exhibits.

        The following Exhibit is filed as part of this Current Report on Form
8-K:

Exhibit
No.                 Item
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99    Press release of Toll Brothers, Inc. dated May 28, 2003.


Item 9. REGULATION FD DISCLOSURE

                  On May 28, 2003, Toll Brothers, Inc. issued a press release announcing its financial results for the second quarter ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.

                  The information contained in this Current Report on Form 8-K, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TOLL BROTHERS, INC.

Dated: May 28, 2003                               By: Joseph R. Sicree
                                                  ------------------------
                                                   Joseph R. Sicree
                                                   Vice President, Chief
                                                   Accounting Officer


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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:
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Exhibit
No.                 Item
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99*    Press release of Toll Brothers, Inc. dated May 28, 2003.



















*Filed electronically herewith.